Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               --------------------------------------------------




                  WHEREAS, GPU, Inc.("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                  WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                  WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                  NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








ATTEST                                              GPU Solar, Inc.



By:/s/ James T. Howard                              /s/ Bruce L. Levy, President
   -------------------------                        ----------------------------
                                                    November 11, 1997

                                                                     Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983
               --------------------------------------------------




                  WHEREAS, GPU, Inc.("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                  WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                  WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                  NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








ATTEST                                              GPU Power Ireland, Inc.



By:/s/ James T. Howard                              /s/ Bruce L. Levy, President
   -------------------                              ----------------------------
                                                    October 16, 1997

                                                                     Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983




                  WHEREAS, GPU, Inc.("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                  WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                  WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                  NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








ATTEST                                              Austran Holdings, Inc.



By:/s/ James T. Howard                              /s/ Bruce L. Levy, President
   -----------------------                          ----------------------------
                                                    October 10, 1997

                                                                     Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983




                  WHEREAS, GPU, Inc.("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                  WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                  WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                  NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








ATTEST                                      GPU Australia Holdings, Inc.



By:/s/ James T. Howard                      /s/ Bruce L. Levy, President
   ---------------------------------        ----------------------------
                                            October 10, 1997

                                                                     Exhibit D-1






                            Amendment to Agreement of
                         GPU, Inc. and Its Subsidiaries
               Related to Consolidated Federal Income Tax Returns
                               Dated May 26, 1983




                  WHEREAS, GPU, Inc.("GPU") and certain of its subsidiaries have entered into the Agreement of GPU, Inc. and its Subsidiaries related to Consolidated Federal Income Tax Returns, dated May 26, 1983 ("Tax Allocation Agreement");

                  WHEREAS, subsequent to the execution of the Tax Allocation Agreement, additional GPU subsidiary corporations have been organized; and

                  WHEREAS, it is appropriate and desirable that such additional subsidiaries formally become parties to the Tax Allocation Agreement to evidence their agreement to the allocation of consolidated federal income taxes as therein provided.

                  NOW THEREFORE, in consideration of the provisions, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned has hereby executed the Tax Allocation Agreement as of the date indicated below:








ATTEST                                      GPU International Asia, Inc.



By:/s/ James T. Howard                      /s/ Bruce L. Levy, President
   ---------------------------------        ----------------------------
                                            January 12, 1997